Net Other Operating (Income) Losses	12 Months Ended
Dec. 31, 2017
Analysis of income and expense [abstract]
Net other operating (income) losses
Net Other Operating Expense (Income)
Net other operating expense (income) includes the following:

Year ended Dec. 31	2018	2017	2016
Alberta Off-Coal Agreement	(40)	(40)	—
Termination of the Sundance B and C PPAs	(157)	—	—
Mississauga cogeneration facility NUG Contract	—	(9)	(191)
Insurance recoveries	(7)	—	(3)
Restructuring provision	—	—	1
Net other operating expense (income)	(204)	(49)	(193)

A. Alberta Off-Coal Agreement
The Corporation receives payments from the Government of Alberta for the cessation of coal-fired emissions from its interest in the Keephills 3, Genesee 3 and Sheerness coal-fired plants on or before Dec. 31, 2030.

Under the terms of the OCA, the Corporation receives annual cash payments on or before July 31 of approximately $40 million ($37 million, net to the Corporation), commencing Jan. 1, 2017, and terminating at the end of 2030.  The Corporation recognizes the off-coal payments evenly throughout the year. Receipt of the payments is subject to certain terms and conditions. The OCA’s main condition is the cessation of all coal-fired emissions on or before Dec. 31, 2030. The affected plants are not, however, precluded from generating electricity at any time by any method, other than generation resulting in coal-fired emissions after Dec. 31, 2020. In July 2018, the Corporation obtained financing against the OCA payments (See Note 4(O) and 22).

B. Termination of the Sundance B and C PPAs
On Sept. 18, 2017, the Corporation received formal notice from the Balancing Pool of the termination of the Sundance B and C PPAs effective March 31, 2018, and received a termination payment of $157 million during the first quarter of 2018. See Note 4(J) for further details.

C. Mississauga Cogeneration Facility Contract
2016
On Dec. 22, 2016, the Corporation announced it had signed a NUG Contract with the IESO for its Mississauga cogeneration facility. The contract was effective on Jan. 1, 2017. The Corporation has agreed to terminate the prior contract with the IESO early, which would have otherwise terminated in December 2018.
As a result of the NUG Contract, the Corporation recognized a pre-tax gain of approximately $191 million. The predominant components of the gain relate to recognition of a one-time discounted revenue amount of approximately $207 million, offset by onerous contract expenses and other termination charges totalling approximately $16 million. The Corporation also recognized $46 million in accelerated depreciation resulting from the change in useful life of the asset. The Corporation released and recognized in earnings unrealized pre-tax net losses of $14 million from AOCI due to cash flow hedges de-designated for accounting purposes.
2017
During the fourth quarter of 2017, the Corporation renegotiated the facility's land lease agreement at a lower cost than previously estimated in 2016, and accordingly, recognized a gain of $9 million.
2018
In December 2018, TransAlta exercised its option to terminate its agreement with Boeing Canada Inc. effective Jan. 1, 2021. TransAlta is required to remove the plant and restore the site within the three-year time frame.

D. Insurance Recoveries
During 2018, the Corporation received $7 million in insurance recoveries, of which $6 million related insurance proceeds for the tower fire at Wyoming Wind and a $1 million claim related to equipment repairs within Canadian Coal. There were no insurance recoveries in 2017.

During 2016, the Corporation received $3 million in insurance recoveries, of which $2 million related to business interruption insurance claims and $1 million related to claims for replacement and refurbishment of equipment for certain wind facilities.